THE NEEDHAM FUNDS, INC.

445 PARK AVENUE

NEW YORK, NEW YORK 10022

Supplement dated August 29, 2008 to the

Prospectus dated May 1, 2008

This supplement provides new and additional information that affects information contained in the Prospectus and should be read in conjunction with the Prospectus.

The following replaces the Small Cap Growth Fund column of the Annual Fund Operating Expenses section of the Fees and Expenses of the Funds table on page 7:

Small Cap Growth Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	1.25%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses

Dividends on Short Positions and Interest Expense	0.00%

All Remaining Other Expenses	0.75%

Total Other Expenses	1.00%

Acquired Fund Fees and Expenses(3)	None

Total Annual Fund Operating Expenses(4)	2.64%

Fee Waiver and Expense Reimbursement(4)	0.14%

Net Annual Fund Operating Expenses(4)	2.50%

(4)                                The Adviser has entered into an agreement with the Funds whereby the Adviser has contractually agreed to waive its fee for, and to reimburse expenses (excluding interest, dividend on short positions, acquired fund fees and expenses and extraordinary items) of, Aggressive Growth Fund and Small Cap Growth Fund in an amount that limits annual operating expenses to not more than 2.50% of average daily net assets of each respective Fund.  This agreement is effective for the period from January 1, 2008 through December 31, 2008 and shall continue in effect from year to year thereafter only upon mutual agreement of the Funds and the Adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE